UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):
                         October 1, 2007

                        JOHNSON & JOHNSON
     (Exact name of registrant as specified in its charter)

New    Jersey               1-3215             22-1024240
(State or Other Juris-    (Commission       (IRS Employer
diction of Incorporation) File  Number)     Identification No.)

     One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933
       (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code:
                          732-524-0400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [   ]  Written communications pursuant to Rule 425
     under the Securities Act (17 CFR 230.425)

     [   ]  Soliciting material pursuant to Rule 14a-12
     under the Exchange Act (17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to
     Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to
     Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 27, 2007, DePuy Orthopaedics, Inc., a subsidiary of the Company, issued a statement regarding an agreement entered into with the United States
Attorney's Office, District of New Jersey, that resolves a previously reported government investigation into sales practices in the orthopaedics industry. The statement is attached to this Report as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1  Statement of DePuy Orthopaedics, Inc. dated
September 27, 2007.



                           SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JOHNSON & JOHNSON
                              (Registrant)


Date:   October 1, 2007    By: /s/ STEVEN M. ROSENBERG
                               Steven M. Rosenberg
                               Secretary



                          EXHIBIT INDEX

Exhibit No.    Description

99.1           Statement of DePuy Orthopaedics, Inc.
dated September 27, 2007.